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                                                                    Exhibit 10.2

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------

                            WOODS EQUIPMENT COMPANY
                               6944 Newburg Road
                              Rockford, IL 61108


                             ____________ __, 1999


_______________
c/o Woods Equipment Company


          Re:  Woods Equipment Company (the "Company")
               Grant of Nonqualified Stock Option
               ----------------------------------

Dear _______________:

          The Company is pleased to advise you that its Board of Directors has granted to you a stock option (an "Option"), as provided below, under the Company's 1999 Nonqualified Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference.

          1.   Definitions. For the purposes of this Agreement, the following
               -----------
terms shall have the meanings set forth below:

          "Agreement Date" means the date first written above.
           --------------

          "Board" shall mean the Board of Directors of the Company.
           -----

          "Cause" shall mean: (a) your repeated failure to perform such duties
           -----
as are reasonably requested by the President of the Company; (b) your gross negligence or willful misconduct in the conduct of your duties with and/or failure to comply in any material respect with policies of, the Company; (c) a reasonable and good faith determination by the Board that you have committed any act of fraud or embezzlement against the Company and/or its respective affiliates or any conviction or admission of a felony or offense involving dishonesty or moral turpitude; or (d) willful, knowing or reckless unauthorized dissemination of Confidential Information (as defined in the Stockholders Agreement); provided, however, that with respect to clauses (a) and (b), if such failure or breach is capable of cure, such failure or breach, as the case may be, shall not be deemed to constitute "Cause"
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unless such failure or breach remains uncured after the expiration of fifteen
(15) days following delivery of written notice to such Participant by the Board.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor statute.

          "Committee" shall mean the Stock Option Committee, or such other
           ---------
committee of the Board which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

          "Common Stock" shall mean the Company's Common Stock, par value $.01
           ------------
per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Company" shall mean Woods Equipment Company, a Delaware corporation,
           -------
and (except to the extent the context requires otherwise) any subsidiary corporation of Woods Equipment Company, as such term is defined in Section 424(f) of the Code.

          "Disability" shall mean your inability, due to illness, accident,
           ----------
injury, physical or mental incapacity or other disability, to carry out effectively your duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis voting capital stock (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons. Notwithstanding the foregoing, no holder or group of holders of the Company's Common Stock as of the Effective Date (as defined in the Plan) of the Plan and/or their affiliates shall be an Independent Third Party or group of Independent Third Parties.

          "Investor" shall mean Madison Dearborn Capital Partners II, L.P.
           --------

          "IPO" shall mean the Company's initial public offering of its Common
           ---
Stock under the Securities Act.

          "Option Shares" shall mean (i) all shares of Common Stock issued or
           -------------
issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the

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Common Stock. Option Shares shall continue to be Option Shares in the hands of any holder other than you (except for the Company or the Investor and, to the extent that you are permitted to transfer Option Shares pursuant to the terms hereof, purchasers pursuant to a public offering under the Securities Act), and each such transferee thereof shall succeed to the rights and obligations of a holder of Option Shares hereunder.

          "Sale of the Company" means the sale of the Company to an Independent
           -------------------
Third Party or group of Independent Third Parties pursuant to which such party or parties acquire(s): (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and any successor statute.

          "Stockholders Agreement" shall mean that certain Stockholders
           ----------------------
Agreement, dated as of August 7, 1998, by and among the Company and its stockholders listed therein, as such agreement may be amended, modified or supplemented from time to time.

          2.   Option.
               ------

          (a)  Terms. Your Option is for the purchase of up to _______________
               -----
shares of Common Stock (the "Option Shares") at a price per share of $16.10 (the "Exercise Price"), payable upon exercise as set forth in paragraph 2(b) below. Your Option shall expire at the close of business on the tenth anniversary of the Agreement Date (the "Expiration Date"), subject to earlier expiration as provided in paragraph 3(a) below or as provided in paragraph 4(b) below. Your Option is not intended to be an "incentive stock option" within the meaning of
Section 422A of the Code.

          (b)  Payment of Option Price. Subject to paragraph 3 below, your
               -----------------------
Option may be exercised in whole or in part upon payment of an amount (the "Option Price") equal to the product of (i) the Exercise Price multiplied by
(ii) the number of Option Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, by delivery of a promissory note (if in accordance with policies approved by the Board).

          3.   Exercisability/Vesting.
               ----------------------

          (a)  Vesting. Your Option may be exercised only to the extent it has
               -------
become vested. Your Option shall begin vesting on the first anniversary of the date of this Agreement (the "First Anniversary Date"), if you are and have been, continuously employed by the Company from the date of this Agreement through such date. Your Option shall vest daily on a pro rata basis (based on a 365-day year) for the period commencing on the First Anniversary Date and ending on the fourth anniversary of the date of this Agreement; provided however, that if you cease to be an

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employee of the Company for any reason, your Option shall no longer continue to vest and any portion of your Option that was not vested and exercisable on such date of termination of employment shall expire and be forfeited.

          (b)  Acceleration of Vesting on Sale of the Company and IPO.
               ------------------------------------------------------

                (i) If you have been continuously employed by the Company from the date of this Agreement until a Sale of the Company, the portion of your outstanding Option which has not become vested at the date of such event shall immediately vest and become exercisable with respect to 100% of the Option Shares simultaneously with the consummation of the Sale of the Company. In any event, any portion of your Option which has not been exercised prior to or in connection with the Sale of the Company shall be forfeited, unless otherwise determined by the Committee or the Board.

                (ii) If you have been continuously employed by the Company from the date of this Agreement until the IPO, the portion of your outstanding Option which has not become vested at the date of such event shall immediately vest and become exercisable with respect to 100% of the Option Shares simultaneously with the consummation of the IPO.

          4.   Expiration of Option.
               --------------------

          (a)  Normal Expiration. In no event shall any part of your Option be
               -----------------
exercisable after the Expiration Date set forth in paragraph 2(a) above.

          (b)  Early Expiration Upon Termination of Employment. Any portion of
               -----------------------------------------------
your Option that was not vested and exercisable on the date your employment with the Company terminated shall expire and be forfeited on such date, and any portion of your Option that was vested and exercisable on the date your employment with the Company terminated shall also expire and be forfeited; provided that: (i) if you die or become subject to any Disability, the portion of your Option that is vested and exercisable shall expire 180 days from the date of your death or Disability, but in no event after the Expiration Date,
(ii) if you retire (with the approval of the Committee or the Board), the portion of your Option that is vested and exercisable shall expire 90 days from the date of your retirement, but in no event after the Expiration Date, and
(iii) if you are discharged other than for Cause, the portion of your Option that is vested and exercisable shall expire 30 days from the date of your discharge, but in no event after the Expiration Date.

          5.   Procedure for Exercise. You may exercise all or any portion of
               ----------------------
your Option, to the extent it has vested and is outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company (as provided in paragraph 21 hereof) and your written acknowledgment that you have read and have been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to you regarding the Company, together with payment of the Option Price in accordance with the provisions of paragraph 2(b) above. As a condition to any exercise of your Option, you shall permit the Company

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to deliver to you all financial and other information regarding the Company it believes necessary to enable you to make an informed investment decision, and you shall make all customary investment representations which the Company requires.

          6.   Securities Laws Restrictions and Other Restrictions on Transfer
               ---------------------------------------------------------------
of Option Shares. You represent that when you exercise your Option you shall be
----------------
purchasing Option Shares for your own account and not on behalf of others. You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase shall bear the legend set forth in paragraph 13 hereof and such other legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

          7.   Non-Transferability of Option. Your Option is personal to you
               -----------------------------
and is not transferable by you other than by will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise your Option. In the event of your death, your Option may be exercised only (i) by the executor or administrator of your estate or the person or persons to whom your rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that you were entitled hereunder at the date of your death. The Company will not be required
(i) to transfer on its books any Option Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

          8.   Conformity with Plan. Your Option is intended to conform in all
               --------------------
respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

          9.   Rights of Participants. Nothing in this Agreement shall
               ----------------------
interfere with or limit in any way the right of the Company to terminate your employment at any time (with or without Cause), nor confer upon you any right to continue in the employ of the Company for any period of time or to continue your present (or any other) rate of compensation, and in the event of your termination of employment (including, but not limited to, termination by the Company without Cause) any portion of your Option that was not previously vested and exercisable shall be forfeited.

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Nothing in this Agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to your Option upon the occurrence of subsequent events except as provided in paragraph 11 below.

          10.  Withholding of Taxes. The Company shall be entitled, if
               --------------------
necessary or desirable, to withhold from you from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under this Plan, and the Company may defer such issuance unless indemnified by you to its satisfaction.

          11.  Adjustments. In the event of a reorganization, recapitalization,
               -----------
stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in its sole discretion, in order to prevent the dilution or enlargement of rights under your Option, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by your Option and the Exercise Price specified herein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares or the Exercise Price.

          12.  Applicability of the Stockholders Agreement. The parties hereto
               -------------------------------------------
acknowledge and agree that your Option Shares are "Stockholder Shares" for all purposes of the Stockholders Agreement, including, but not limited to, the provisions set forth below.

          (a)  Restrictions on Transfer. You shall not sell, pledge or otherwise
               ------------------------
transfer any interest in any Option Shares, except pursuant to the terms of the Stockholders Agreement.

          (b)  Right to Purchase Option Shares. Upon the termination of your
               -------------------------------
employment with the Company for any reason, your Option Shares (whether held by you or by one or more of your transferees), shall be subject to repurchase by the Company and the Investor, pursuant to the terms of the Stockholders Agreement.

          (c)  Drag-Along and Tag-Along Rights. Your Option Shares (whether held
               -------------------------------
by you or by one or more of your transferees), shall be subject to drag-along and tag-along provisions, pursuant to the terms of the Stockholders Agreement.

          13.  Additional Restrictions on Transfer.
               -----------------------------------

          (a)  Restrictive Legend. The certificates representing the Option
               ------------------
Shares shall bear the following legend:

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     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY
     ISSUED ON ________, 1999 HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN (I) A NONQUALIFIED STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND _______________ DATED AS OF __________, 1999, AS
     AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME, AND (II) A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND ITS STOCKHOLDERS LISTED THEREIN, DATED AS OF AUGUST 7, 1998, AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME. A COPY OF EACH SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b)  Opinion of Counsel. You may not sell, transfer or dispose of any
               ------------------
Option Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

          14.  Remedies. The parties hereto (and the Investor as a third-party
               --------
beneficiary) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and the Investor as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          15.  Amendment. Except as otherwise provided herein, any provision of
               ---------
this Agreement may be amended or waived only with the prior written consent of you and the Company; provided that no provision of paragraph 11, 12 or 13 or of this paragraph 15 may be amended or waived without the prior written consent of the Investor.

          16.  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto

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shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          17.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          18.  Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts (including by means of telecopied signature pages), each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

          19.  Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          20.  Governing Law. The corporate law of the State of Delaware shall
               -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

          21.  Notices. Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the parties hereto at the addresses set forth below or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

          (a)  If to the Optionee:

               ___________________________
               ___________________________
               ___________________________

          (b)  If to the Company:

               Woods Equipment Company
               6944 Newburg Road
               Rockford, IL 61108
               Attention: President

               with a copy to:

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               Madison Dearborn Capital Partners II, L.P.
               Three First National Plaza
               Suite 3800
               Chicago, IL 60602
               Attention: Paul R. Wood
                          Timothy M. Hurd

          22.  Third-Party Beneficiary. The Company and you acknowledge that
               -----------------------
the Investor is a third-party beneficiary under this Agreement.

          23.  Entire Agreement. This Agreement constitutes the entire
               ----------------
understanding between you and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by you of Option Shares of the Company.

                              *     *     *     *

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          Please execute the extra copy of this Agreement in the space below and return it to the Company's President at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

                                    Very truly yours,

                                    WOODS EQUIPMENT COMPANY



                                    By ___________________________
                                    Name _________________________
                                    Title ________________________



Enclosures:    1.   Extra copy of this Agreement
               2.   Copy of the Plan
               3.   Copy of the Stockholders Agreement


          The undersigned hereby acknowledges having read this Agreement, the Plan and the Stockholders Agreement and hereby agrees to be bound by all provisions set forth herein, in the Plan and the Stockholders Agreement.


Dated as of ________________________

OPTIONEE: ___________________________________
          Name ______________________________

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                (Provision for Community Property Jurisdiction)


                                    CONSENT
                                    -------

          The undersigned spouse of ___________hereby acknowledges that I have read the foregoing Nonqualified Stock Option Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that the my community property interest, if any, shall be similarly bound by this Agreement.

          I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.



                                    ______________________________



                                    ______________________________
                                    Witness

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